PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                               STRONG SECTOR FUNDS
                                 INVESTOR CLASS

                               STRONG ENERGY FUND
                           STRONG TECHNOLOGY 100 FUND

Supplement to the Prospectus  dated May 1, 2003 as  supplemented  on December 3,
2003



STRONG ENERGY FUND
Effective immediately, Mr. J. Richard Walton is the Portfolio Manager of the Strong Energy Fund. His biography can be found below.

         J. RICHARD WALTON manages the ENERGY FUND. He founded Scarborough, a firm specializing in the energy and natural resources area, and became its president in January 1997. He has managed the ENERGY FUND since January 2004. Mr. Walton became chief executive officer of C&A Asset Investigation Services in August 1999. From September 1994 to October 1996, he was Chairman of the Board and CIO of Axe-Houghton Associates, the asset management subsidiary of Hoenig Group, Inc. Mr. Walton received his bachelor's degree in finance from Siena College in 1963 and his master's of business administration in finance from Columbia University Graduate School of Business in 1964.

On page 10 of the prospectus, the third paragraph is deleted and replaced with the following:

         SUBADVISOR FOR THE ENERGY FUND. Scarborough Investment Advisers, LLC (Scarborough) is the subadvisor for the ENERGY FUND under an agreement with Strong. Under this agreement, and under the supervision of the Fund's Board of Directors and Strong, Scarborough provides a continuous investment program for the Fund. This means Scarborough selects the securities the Fund buys and sells. However, Strong manages the Fund's cash. Scarborough began conducting business in 1997 and had $11.5 million under management as of December 31, 2003. Its principal business has been providing continuous investment supervision to the Fund. Scarborough's address is 23 Spring Street, Suite 203, Ossining, NY 10562.





           The date of this Prospectus Supplement is January 2, 2004.